                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into as of December 22, 1997, by and among SILICON VALLEY BANK, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Central Plaza, 11300 Rockville Pike, Suite 1205, Rockville, Maryland 20852 ("Bank") and SKY ALLAND RESEARCH, INC., a Maryland corporation ("Sky Alland") and THE DATA GROUP II, INC., a Maryland corporation (each a "Borrower" and collectively, the "Borrowers").

                                    RECITALS.

         A. Borrowers, MARCOM HOLDINGS, INC., a Maryland corporation ("Marcom") and Bank have entered into that certain Loan and Security Agreement dated February 14, 1997 (the "Original Loan Agreement"), pursuant to which Bank has agreed to establish a line of credit in the amount of $2,250,000 and a committed equipment line in favor of Borrowers in the maximum principal amount of $750,000. The Original Loan Agreement was amended by that certain First Amendment to Loan and Security Agreement dated September 1, 1997 (the "First Amendment") by and among the Borrowers and the Bank (the Original Loan Agreement as amended by the First Amendment is hereinafter called the "Loan Agreement"). Marcom was merged into Sky Alland on December 18, 1997, with Sky Alland being the surviving corporation.


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

         B. Borrowers have failed to comply with the requirements of Sections
6.9 and 6.11 of the Loan Agreement and have requested that Bank forbear with respect to Section 6.9 and temporarily waive the requirements of Section 6.11 and Bank has agreed on the condition, among others, that this Agreement be executed and delivered by Borrowers to Bank.

         C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Bank do hereby agree as follows:

         1. RECITALS. The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

         2. ACKNOWLEDGMENTS OF BORROWERS. The Borrowers hereby acknowledge and agree that the Borrowers are currently in default under the Loan Documents, for among other reasons, the Borrowers' failure to comply with Section 6.9 and
Section 6.11 of the Loan Agreement. In addition, the Borrowers anticipate that they will not be in compliance with the Debt-Net Worth requirement of Section
6.9 for the periods ending November 30, 1997, December 31, 1997 and January 31, 1998.

         3. DEBT-NET WORTH RATIO. The Bank hereby waives the Borrowers' compliance with the requirements of Section 6.9 for the periods ending August 31, 1997, September 30, 1997 and October 31, 1997. In addition, subject to the terms and conditions of this Agreement, the

Bank agrees to forbear from exercising any rights or remedies under the Loan Agreement by virtue of the Borrowers' failure to comply with the requirements of
Section 6.9 for the periods ending November 30, 1997, December 31, 1997 and January 31, 1998.

         4. PROFITABILITY. The Bank hereby waives the Borrowers' compliance with the requirements of Section 6.11 for the period ending September 30, 1997. Notwithstanding anything in this Agreement to the contrary, commencing with the fiscal quarter ending December 31, 1997 and at all times thereafter, Borrowers shall be profitable on a consolidated basis.

         5. CONDITIONS PRECEDENT. This Agreement shall become effective on the date Bank receives the following documents, each of which shall be satisfactory in form and substance to Bank:

                  (a) Proof that Borrowers have paid all costs and expenses to Bank in connection with this Agreement, including but not limited to Bank's reasonable attorneys fees; and

                  (b) Such other information, instruments, opinions, documents, certificates and reports as Bank may deem necessary.

         6.       REPRESENTATIONS.  Borrowers hereby confirm that:

                  (a) The covenants set forth in Section 5 of the Loan Agreement as hereby amended, are true and correct as of the date hereof;

                  (b) The Borrowers have no defenses, rights of setoff, claims, counterclaims, or causes of action of any kind or nature whatsoever against the Bank or any agent, attorney, legal representative, predecessor-in-interest, or affiliate of the Bank, directly or indirectly in any manner connected with, pursuant to, or by virtue of the Obligations or any of the Loan Documents, and TO THE EXTENT ANY SUCH DEFENSES, RIGHTS OF SETOFF, CLAIMS, COUNTERCLAIMS, OR CAUSES OF ACTION EXIST, SUCH DEFENSES, RIGHTS, CLAIMS, COUNTERCLAIMS, AND CAUSES OF ACTION ARE HEREBY FOREVER WAIVED, DISCHARGED AND RELEASED; and

                  (c) Other than the defaults described in Paragraph 2 above, no defaults exist under the Loan Documents.

         7. NO WAIVER OF RIGHTS OR REMEDIES. The parties hereto acknowledge and agree that the Bank (i) shall retain all rights and remedies it may have with respect to the Obligations under the Loan Documents and the Borrowers' failure to honor or otherwise comply with said Obligations (collectively, "Default Rights"), and (ii) shall have the right to exercise and enforce such Default Rights upon termination of this Agreement. The parties further agree that the exercise of any Default Rights by the Bank upon termination of this Agreement shall not be affected by reason of this Agreement, and the Borrowers shall not assert as a defense thereto the passage of time, estoppel, laches or any statute of limitations to the extent that the exercise of any Default Rights was precluded by this Agreement.

         8. COUNTERPARTS. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

         9. LOAN DOCUMENTS; GOVERNING LAW; ETC. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

         10. ACKNOWLEDGMENTS. Borrowers hereby confirm to Bank the enforceability and validity of each of the Loan Documents. In addition, Borrowers hereby agree to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the joint and several liability and obligations of Borrowers under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Borrowers issue, ratify and confirm the representations, warranties and covenants contained in the Loan Documents.

         11. MODIFICATIONS. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.

                         [REMAINDER OF PAGE LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WITNESS OR ATTEST:                          SKY ALLAND RESEARCH, INC.

/s/ Cynthia M.                      By: /s/ Robert W. Gross      (SEAL)
------------------------------         --------------------------
                                      Name: Robert W. Gross
                                      Title: Chief Financial Officer


WITNESS OR ATTEST:                          THE DATA GROUP II, INC.

/s/ Cynthia M.                      By: /s/ Robert W. Gross      (SEAL)
------------------------------         --------------------------
                                      Name: Robert W. Gross
                                      Title: Chief Financial Officer


                                            SILICON VALLEY BANK

                                    By: /s/ Pete McDonald
                                       --------------------------
                                       Pete McDonald
                                       Assistant Vice President



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